UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

WELLENTECH SERVICES, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	333-140236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7415 Sherbrooke St. West #1, Montreal, Quebec Canada	H4B 1S2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(514) 489-7064

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF NEW OFFICER

On June 20, 2008, the Directors have named Mr. Richard C. Fox as the secretary of the registrant.

RICHARD C. FOX, age 74, is an attorney with a practice of business law, corporate law and securities law. He has been an attorney since 1961, following his graduation from the University of Chicago Law School. Originally admitted to the Pennsylvania Bar in 1961, Mr. Fox practiced in Harrisburg, Pennsylvania until 1987 when he moved the base to Boca Raton, Florida (having been admitted to practice in Florida in 1984). Since 1996 Mr. Fox has provided legal services through his Florida professional corporation, Fox Law Offices, P.A. In 2004, he founded "i dolci, Inc.", a gelato manufacturing company based in Providence, Rhode Island, of which he is a director and CEO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLENTECH SERVICES, INC.

Dated: June 26, 2008	By:	/s/ Irwin Rapoport
Name: Irwin Rapoport
Title: President, Chief Executive Officer, Principal Accounting Officer and Director